 Schedule 14A Information
Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934
Filed by the Registrant  ☒                             Filed by a party other than the Registrant  ☐
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☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☐	Definitive Proxy Statement
☐	Definitive Additional Materials
☒	Soliciting Material Pursuant to § 240.14a-11(c) or § 240.14a-12

CLECO CORPORATION
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

	(1)	Title of each class of securities to which transaction applies:

	(2)	Aggregate number of securities to which transaction applies:

	(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

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Filed by Cleco Corporation
Pursuant to Rule 14a-12
Under the Securities Exchange Act of 1934
Subject Company: Cleco Corporation
Commission File No.: 001-15759

The following are talking points provided to General Managers (GM) and Vice Presidents (VP) to provide guidance for informal discussions with employees.
GM/VP Employee Talking Points
To provide guidance for informal employee discussions.

Background

•
We have announced an agreement under which Cleco Corporation will be acquired by a group of North-American investors led by Macquarie (muh-kwar-ee) Infrastructure Real Assets (MIRA) and British Columbia Investment Management Corporation (bcIMC), together with John Hancock Financial and other investors.

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We are pleased to have reached an agreement that will preserve Cleco’s heritage as an independent, Louisiana electric utility and allow Cleco Power to build on its success as a safe, reliable, cost-competitive electric provider to communities around Louisiana.

•	The announcement of this transaction is the first step, and there are a number of approvals that are required before the transaction can close, which is currently expected in the second half of 2015.

Who are Cleco’s new owners?

•	Cleco’s new owners have a strong and proven record as experienced, long-term infrastructure investors.

•
In addition to utilities such as Puget Energy and Duquesne (do-kane) Light, they have significant experience owning infrastructure investments in North America and around the world, including investments in toll roads, airports and airport-related assets, telecommunications, rail, ports as well as social infrastructure.

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The infrastructure investment philosophy of this group is to invest in high-quality infrastructure and other essential assets over the long-term. They take a partnership approach, working with existing management to help support the overall performance and growth of the business.

•	Reflecting their partnership approach, they are committed to preserving Cleco’s Louisiana heritage, with local management and local operations.

Transaction Considerations

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As you know, earlier this year we announced that we had received indications of interest from third parties with respect to a strategic transaction. As we evaluated these indications and the opportunities available to the company, we were guided by a number of important considerations that were critical to our business and to Cleco’s core values.

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At the top of this list was ensuring that any potential partner understood the relationship between Cleco and its employees, retirees, customers and communities. It was also important to us that any potential partner believed in Cleco’s long-term strategy and was committed to helping us achieve continued growth.

•	The transaction announced [today/Monday] provides Cleco with just such partners.

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As part of the transaction, our new partners have made broad commitments to preserve employment levels, employee pay levels, employee benefits and retiree benefits, and to preserve Cleco’s Louisiana heritage, including:

•	Our operating locations will remain the same. Cleco will remain a Louisiana utility, with our headquarters in Pineville.

•	Employee headcount, salaries and benefits will remain substantially consistent with or better than current levels, in the aggregate, across the company for two years.

•	There will be no material changes to Cleco’s pension plan, pension plan design, or to current benefits for retiree medical plan participants for two years.

•	The company will operate under a board of directors to include at least four resident Louisiana members, including its chair.

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A charitable foundation will be established to make charitable contributions consistent with Cleco’s current practices. Annual charitable contributions from the new Cleco foundation will meet or exceed current charitable contributions.

•	Current levels of funding will be maintained for state and local economic development organizations.

•	The company will continue its commitment to providing reliable power and responsive customer service, and there will be no effect on residential or commercial rates for electricity.

•	It should be business as usual.

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While the employee agreement specifies a two-year commitment, our new owners want us to grow our business. To successfully achieve that growth, we must have talented employees, and to have talented employees, we must continue to pay at market rates. That means we will evaluate pay and benefits just as we have in the past.

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This transaction will allow Cleco to pursue its strategy and focus on the long-term without the scrutiny and pressures that come with being a publicly traded company, including quarterly earnings and demanding short-term market expectations.

•	We believe operating as an independent, private business puts Cleco in the best possible position for long-term success.

Organization / Next Steps

•	Upon closing of the transaction, it is expected that Darren will become president and CEO of Cleco, and that Keith Crump and Bill Fontenot will maintain senior leadership roles.

•	Additional details regarding the management team and board of directors will be provided over the coming months as we move toward closing.

•	As we move forward, it will be business as usual.

•	While the corporate structure is changing, most things are staying the same, and we expect this transaction to be largely seamless to our employees and our customers.

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We will keep you informed as appropriate and as we move toward the closing. Please stay focused on performing your jobs safely and serving our customers with the same great service they have come to expect from us.

•	We are speaking with vendors, our customers and the Commission. We plan to meet with Cleco retirees, and we have community events planned.

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There are a number of documents located on Cleconet.com that will offer additional information, including a fact sheet on our new partners, as well as an FAQ. You can add to that FAQ by using the email listed in the employee email you received or submitting questions anonymously by using the Intranet.

•	Our external website also has a page designated to this transaction at Cleco.com.

Concluding Thoughts

•	Cleco has had a very successful past and this transaction positions us to secure an even brighter future.

•	Please stay focused on performing your jobs safely and serving our customers with the same great service they have come to expect from us.

•	Our new partners believe in what we are doing and our efforts as a team will help ensure our company remains strong in the future.

Forward-Looking Statements
Statements in this communication include “forward-looking statements” about future events, circumstances and results within the meaning of the Securities Act of 1933 and the Securities Exchange Act of 1934, both as amended by the Private Securities Litigation Reform Act of 1995. All statements other than statements of historical fact included in this press release, including, without limitation, statements containing the words “may,” “might,” “will,” “should,” “could,” “anticipate,” “estimate,” “expect,” “predict,” “project,” “future”, “potential,” “intend,” “seek to,” “plan,” “assume,” “believe,” “target,” “forecast,” “goal,” “objective,” “continue” or the negative of such terms or other variations thereof and similar expressions, are statements that could be deemed forward-looking statements. These statements are based on the current expectations of Cleco’s management.

Although Cleco believes that the expectations reflected in such forward-looking statements are reasonable, such forward-looking statements are based on numerous assumptions (some of which may prove to be incorrect) and are subject to risks and uncertainties that could cause the actual results and events in future periods to differ materially from Cleco’s expectations and those expressed or implied by these forward-looking statements because of a number of risks, uncertainties and other factors. Risks, uncertainties and other factors include, but are not limited to: (i) the occurrence of any event, change or other circumstances that could give rise to the termination of the merger agreement; or could otherwise cause the failure of the merger to close, including the failure to obtain shareholder approval for the proposed merger; (ii) the failure to obtain regulatory approvals required for the merger, or required regulatory approvals delaying the merger or causing the parties to abandon the merger; (iii) the failure to obtain any financing necessary to complete the merger; (iv) risks related to disruption of management’s attention from Cleco’s ongoing business operations due to the transaction; (v) the outcome of any legal proceedings, regulatory proceedings or enforcement matters that may be instituted against Cleco and others relating to the merger agreement; (vi) the risk that the pendency of the proposed merger disrupts current plans and operations and the potential difficulties in employee retention as a result of the pendency of the proposed merger; (vii) the fact that actual or expected credit ratings of Cleco or any of its affiliates, or otherwise relating to the merger, may be different from what the parties expect; (viii) the effect of the announcement of the proposed merger on Cleco’s relationships with its customers, operating results and business generally; (ix) the amount of the costs, fees, expenses and charges related to the proposed merger; (x) the receipt of an unsolicited offer from another party to acquire assets or capital stock of Cleco that could interfere with the proposed merger; (xi) future regulatory or legislative actions that could adversely affect Cleco; and (xii) other economic, business and/or competitive factors. Other unknown or unpredictable factors could also have material adverse effects on future results, performance or achievements of Cleco. Therefore, forward-looking statements are not guarantees or assurances of future performance, and actual results could differ materially from those indicated by the forward-looking statements. Given these risks and uncertainties, investors should not place undue reliance on any forward-looking statements.

Additional factors that may cause results to differ materially from those described in the forward-looking statements are set forth in Cleco’s Annual Report on Form 10-K for the fiscal year ended December 31, 2013, which was filed with the SEC on February 25, 2014, under the headings Part I, Item 1A, “Risk Factors” and Part II, Item 7, “Management’s Discussion and Analysis of Financial Condition and Results of Operations,” and in subsequently filed Forms 10-Q and 8-K. All subsequent written and oral forward-looking statements attributable to Cleco or persons acting on its behalf are expressly qualified in their entirety by the factors identified above. The forward-looking statements represent Cleco’s views as of the date on which such statements were made and Cleco undertakes no obligation to update any forward-looking statements, whether as a result of changes in actual results, change in assumptions, or other factors affecting such statements.

Additional Information and Where to Find It

This communication may be deemed to be solicitation material in respect of the proposed merger. In connection with the proposed merger, Cleco will file with the Securities and Exchange Commission (the “SEC”) a preliminary proxy statement and a definitive proxy statement, and may file other relevant documents with the SEC. The definitive proxy statement will be mailed to Cleco’s shareholders. This communication does not constitute a solicitation of any vote or approval. Before making any voting decision, Cleco’s shareholders are urged to read the definitive proxy statement in its entirety when it becomes available and any other documents to be filed with the SEC in connection with the proposed merger or incorporated by reference in the definitive proxy statement because they will contain important information about the proposed merger.

Investors will be able to obtain a free copy of the definitive proxy statement, when available, and other relevant documents filed by Cleco with the SEC at the SEC’s website at http://www.sec.gov. In addition, investors may obtain a free copy of the definitive proxy statement, when available, and other relevant documents from Cleco’s website at http://www.cleco.com or by directing a request to: Cleco Corporation, P.O. Box 5000, Pineville, LA 71361-5000, Attn: Shareholder Assistance, (800) 253-2652.

Participants in the Solicitation

Cleco and its directors, executive officers and certain other members of management and employees may be deemed to be “participants” in the solicitation of proxies from the shareholders of Cleco in connection with the proposed merger. Information regarding the interests of the persons who may, under the rules of the SEC, be considered participants in the solicitation of the shareholders of Cleco in connection with the proposed merger, which may be different than those of Cleco’s shareholders generally, will be set forth in the proxy statement and other relevant documents to be filed with the SEC. Shareholders can find information about Cleco and its directors and executive officers and their ownership of Cleco’s common stock in Cleco’s definitive proxy statement for its 2014 annual meeting of shareholders, which was filed with the SEC on March 14, 2014, and in subsequently filed Form 4s of directors and executive officers filed with the SEC.